UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2014.

ADVANCED MICRO DEVICES, INC.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

March 10, 2014

Date: May 8, 2014

Time: 9:00 AM (Pacific Time)

Location:

AMD, “Commons Building”

One AMD Place

Sunnyvale, CA 94088

Via the Internet at:

www.virtualshareholdermeeting.com/AMD14

AMD

PROXY SERVICES

C/O COMPUTERSHARE

P.O. BOX 43004

PROVIDENCE, RI 02940

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

M68916-P46258

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the control number that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the control number that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting: Go to www.proxyvote.com. Have the control number that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting: Go to www.virtualshareholdermeeting.com/AMD14. Have the control number that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M68917-P46258

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. Bruce L. Claflin

1b. W. Michael Barnes

1c. John E. Caldwell

1d. Henry WK Chow

1e. Nora M. Denzel

1f. Nicholas M. Donofrio

1g. Martin L. Edelman

1h. John R. Harding

1i. Michael J. Inglis

1j. Rory P. Read

1k. Ahmed Yahia

2. Ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year.

3. Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan.

4. Advisory vote to approve the compensation of AMD’s named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M68918-P46258

M68919-P46258